Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SouthState Corporation

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! SOUTHSTATE CORPORATION 1101 FIRST STREET SOUTH WINTER HAVEN, FL 33880 SOUTHSTATE CORPORATION You invested in SOUTHSTATE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2023. Get informed before you vote View the Notice & Proxy Statement, Annual Report on Form 10-K and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 26, 2023 9:00 AM, EDT JW Marriott Hotel in Buckhead 3300 Lenox Road NE Atlanta, Georgia 30326 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D98079-P83524 2023 Annual Meeting Vote by April 25, 2023 11:59 PM ET for shares held directly. For shares held in a Plan, vote by April 23, 2023 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D98080-P83524 1 Year 1. Election of Directors Nominees: 1c. John C. Corbett 1a. Ronald M. Cofield, Sr. 1d. Jean E. Davis 1b. Shantella E. Cooper 1e. Martin B. Davis 1f. Douglas J. Hertz 1g. G. Ruffner Page, Jr. 1h. William Knox Pou, Jr. 1i. James W. Roquemore 1j. David G. Salyers 1k. Joshua A. Snively 2. Approval, as an advisory, non-binding “say on pay” resolution, of our executive compensation; 4. Ratification, as an advisory, non-binding vote, of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For For 3. Approval, as an advisory, non-binding “say when on pay” resolution, of the frequency of future votes on executive compensation; and